Note Payable	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
Note Payable
4)	Note Payable

On September 14, 2012, the Company issued a convertible note payable (The "Note") in the amount of $1,200,000 payable in Canadian dollars in connection with the acquisition of the DADS™ technology. As the conversion feature was deemed to have no value due to the acquisition transaction described in Note 9, the Note was recorded at its face value. This Note accrues interest at the rate of 8% per annum and matures on March 15, 2013. Principal and accrued interest is convertible into common stock at an amount per share equal to 90% of the amount per share that the Company sells equity securities while the Note is outstanding. As of December 31, 2012, $1,203,744 in principal was outstanding under this Note.